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Exhibit 99.3

SUPERIOR ESSEX INC.
2005 EXECUTIVE BONUS PLAN

TABLE OF CONTENTS

ARTICLE 1 ESTABLISHMENT OF PLAN	1
1.1 Background	1
1.2 Purpose	1
1.3 Effective Date	1
ARTICLE 2 DEFINITIONS	1
2.1 Definitions	1
ARTICLE 3 ADMINISTRATION	3
3.1 Committee	3
3.2 Authority of Committee	3
3.3 Decisions Binding	3
ARTICLE 4 ELIGIBILITY	3
4.1 Designation of Participants	3
4.2 Partial Year Participation	3
4.3 Demotions	4
ARTICLE 5 OPERATION OF THE PLAN	4
5.1 Plan Structure	4
5.2 Establishment of Target Bonuses	4
5.3 Corporate Financial Objectives	4
5.4 Business Unit Financial Objectives	4
5.5 Individual Performance Ratings	4
5.6 Examples	5
5.7 Payout Form and Timing	5
5.8 Terminations of Employment	5
ARTICLE 6 AMENDMENT, MODIFICATION AND TERMINATION	5
6.1 Amendment, Modification and Termination	5
6.2 Termination After or During Plan Year	5
ARTICLE 7 GENERAL PROVISIONS	6
7.1 No Right to Participate	6
7.2 No Right to Employment	6
7.3 Withholding	6
7.4 Funding	6
7.5 Expenses	6
7.6 Titles and Headings	6
7.7 Gender and Number	6
7.8 Governing Law	6
7.9 2005 Incentive Plan Controls	6

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SUPERIOR ESSEX INC.
2005 EXECUTIVE BONUS PLAN

ARTICLE 1
ESTABLISHMENT OF PLAN

        1.1    BACKGROUND.    This 2005 Executive Bonus Plan (the "Executive Bonus Plan" or the "Plan") is a subplan of the Superior Essex Inc. 2005 Incentive Plan ("2005 Incentive Plan"), consisting of a program for the grant of annual Performance-Based Cash Awards under Article 9 of the 2005 Incentive Plan. This Plan has been established and approved, and will be administered by, the Committee pursuant to the terms of the 2005 Incentive Plan, including without limitation, Article 14 thereof. It is intended that the Performance Bonuses earned under this Plan shall be Qualified Performance-Based Cash Awards with respect to Participants who are Covered Employees, with the intent that the Performance Bonuses will be fully deductible by the Company without regard to the limitations of Code Section 162(m). The applicable Award limits of Section 5.4 of the 2005 Incentive Plan shall apply with respect to this Plan. As of the Effective Date, Section 5.4 of the 2005 Incentive Plan provides that the aggregate dollar value of any Performance-Based Cash Award or other cash-based award that may be paid to any one Participant during any one calendar year under the 2005 Incentive Plan is $3,000,000.

        1.2.    PURPOSE.    The purpose of this Plan is to provide for the payment of a cash bonus to eligible executives of the Company, the payment of which will be based on the achievement of Performance Objectives during a Plan Year. Business Unit and Corporate Financial Objectives are designed to focus on overall Corporate or Business Unit financial results that drive shareholder value and individual Performance Objectives are designed to focus on key drivers of financial results and key business imperatives related to the Company's longer-term strategy. For 2005, the Performance Objectives include Corporate Financial Objectives, Business Unit Financial Objectives (for Business Unit executives) and Individual Performance Objectives.

        1.3.    EFFECTIVE DATE.    This Plan was originally adopted in principle by the Committee on February 23, 2005, subject to approval as to form by the Chair of the Committee and to approval by the stockholders of the 2005 Incentive Plan. This Plan will become effective on the date the 2005 Incentive Plan is approved by the Company's stockholders (the "Effective Date"). If the stockholders fail to approve the 2005 Incentive Plan, this Plan shall be null and void and no Performance Bonuses will be paid hereunder.

ARTICLE 2
DEFINITIONS

        2.1.    DEFINITIONS.    Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the 2005 Incentive Plan. In addition, the following terms shall have the following meanings for purposes of this Plan, unless the context in which they are used clearly indicates that some other meaning is intended.

          Adjusted EBITDA.    A non-GAAP financial measure for the Company or a Business Unit for a given year, as reflected in the Company's year-end earnings release or if Adjusted EBITDA is no longer reported, EBITDA. Adjusted EBITDA is generally operating income, adjusted as follows, without duplication:

            (1)   increased or reduced by other income and expense,

            (2)   increased by interest, taxes, depreciation and amortization,

            (3)   increased or reduced to eliminate the effects of extraordinary items, within the meaning of GAAP,

            (4)   increased or reduced to eliminate the effects of accounting changes implemented during the Plan Year,

            (5)   increased or reduced to eliminate the impact of discontinued operations,

            (6)   increased or reduced by other charges that are generally considered to be non-recurring or special items, and

            (7)   increased or reduced by other non-cash gains, losses, income or expenses, such as non-cash compensation expense.

          Adjusted Plan EBITDA.    For any Plan Year, Adjusted Plan EBITDA means Adjusted EBITDA as reflected in the Company's year-end earnings release, and further adjusted (without duplication) as follows:

            (1)   reduced to eliminate projected EBITDA from any Triggering Disposition, and

            (2)   increased or reduced to reflect any Triggering Acquisition,

  provided, however, that the Committee may choose not to make one or more such adjustments if the effect would be to decrease the amount of Performance Bonuses that otherwise would be payable under this Plan for such Plan Year.

          Business Unit.    The principal business segments of the Company during any Plan Year. For the 2005 Plan Year, the Business Units are (i) Communications and (ii) Magnet Wire and Distribution and Copper Rod (excluding any transaction with Nexans with respect to Europe).

          Business Unit Adjusted EBITDA.    For any Plan Year, Adjusted Plan EBITDA attributable to the relevant Business Unit before management fees.

          Business Unit Financial Objectives.    The Business Unit Financial Objectives established by the Committee for a Plan Year, as provided in Article 5.

          Consolidated Adjusted EBITDA.    For any Plan Year, Adjusted Plan EBITDA for the Company as a whole.

          Corporate Financial Objectives.    The Corporate Financial Objectives established by the Committee for a Plan Year, as provided in Article 5.

          Executive Bonus Plan or Plan.    The Superior Essex Inc. 2005 Executive Bonus Plan as set forth in this document together with any subsequent amendments hereto.

          GAAP.    Generally accepted accounting principles for U.S. companies.

          Individual Performance Rating.    The Individual Performance Rating attained by a Participant for a Plan Year, as provided in Article 5.

          Performance Bonus.    The bonus payable to a Participant under this Plan calculated by reference to the achievement of applicable Performance Objectives, as determined in accordance with Article 5.

          Performance Objectives.    Collectively with respect to a Participant, the Corporate Financial Objectives, Business Unit Financial Objectives (if applicable), and Individual Performance Rating approved by the Committee with respect to such Participant, as provided in Article 5.

          Plan Year.    January 1 to December 31 of each year, beginning in 2005.

          Target Bonus.    Has the meaning described in Section 5.2.

          Triggering Acquisition.    An acquisition (or combination of acquisitions) in which the acquired entity's EBITDA for the four quarters completed immediately prior to consummation of the acquisition is equal to one percent (1%) or more of the Adjusted EBITDA for the Company (on a consolidated basis).

          Triggering Disposition.    The disposition of businesses or interests that, individually or in the aggregate, represent one percent (1%) or more of the Company's Adjusted EBITDA (on a consolidated basis) for the four fiscal quarters completed immediately preceding the consummation of the dispositions.

ARTICLE 3
ADMINISTRATION

        3.1.    COMMITTEE.    This Plan shall be administered by the Committee.

        3.2.    AUTHORITY OF COMMITTEE.    Without limiting its authority under Article 4 of the 2005 Incentive Plan, the Committee has the exclusive power, authority and discretion to:

          (a)   Designate Participants for each Plan Year;

          (b)   Establish and review Performance Objectives and weightings for different Performance Objectives for each Plan Year;

          (c)   Establish Target Bonuses for Participants for each Plan Year;

          (d)   Determine whether and to what extent Performance Objectives were achieved for each Plan Year;

          (e)   Increase Performance Objectives within the parameters set forth in this Plan (which shall not have the effect of increasing any Performance Bonus otherwise payable hereunder);

          (f)    Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer this Plan;

          (g)   Make all other decisions and determinations that may be required under this Plan or as the Committee deems necessary or advisable to administer this Plan; and

          (h)   Amend this Plan as provided herein.

        3.3.    DECISIONS BINDING.    The Committee's interpretation of this Plan and all decisions and determinations by the Committee with respect to this Plan are final, binding, and conclusive on all parties.

ARTICLE 4
ELIGIBILITY

        4.1.    DESIGNATION OF PARTICIPANTS.    The Chief Executive Officer of the Company (CEO), Executive Vice Presidents (EVPs) and Senior Vice Presidents (SVPs) of the Company listed on Exhibit A hereto are hereby designated as Participants in this Plan for the 2005 Plan Year. The Committee, in its discretion, may determine whether other positions may qualify for participation in all or any portion of this Plan for any subsequent Plan Year, and shall, before March 31 of each Plan Year, approve and substitute a new Exhibit A indicating the Participants and their Target Bonuses for that Plan Year. The Committee will notify or cause Participants to be notified of their eligibility to participate, and the terms thereof, in writing.

        4.2.    PARTIAL YEAR PARTICIPATION.    If a Participant begins employment or is promoted to an eligible position after the beginning of a Plan Year, the Committee, in its discretion, may determine whether such employee may participate in this Plan and if so, the terms of such participation, which will be pro rated based on the number of days such person participated in this Plan during the Plan Year, unless the Committee determines otherwise. If a Participant takes a leave of absence during the Plan Year for any reason the Participant will receive a pro rata share of a Performance Bonus, if any, for such Plan Year, unless the Committee decides otherwise.

        4.3.    DEMOTIONS.    If a Participant is demoted during the Plan Year, the Committee will determine whether Plan participation ends at that time, or is continued, perhaps at a reduced level. If participation ends, any Performance Bonus earned during the time of participation will be prorated for the Plan Year.

ARTICLE 5
OPERATION OF THE PLAN

        5.1.    PLAN STRUCTURE.    Each Participant shall be eligible to receive a Performance Bonus for the Plan Year if the Company and the individual Participant meet or exceed certain Performance Objectives set by the Committee.

        5.2.    ESTABLISHMENT OF TARGET BONUSES.    Exhibit A sets forth the percentage of each Participant's base salary that will be awarded to the Participant if the established Performance Objectives are achieved at the target level (the "Target Bonus") and are not adjusted downward by reference to an Individual Performance Rating. Each Participant's Target Bonus percentage will be communicated in writing to the Participant unless such target is specified in his or her Employment Agreement with the Company. The actual Performance Bonus to a Participant may be greater or less than his or her Target Bonus, depending on the level of achievement of Performance Objectives, as illustrated in Schedules I, II, and III.

        5.3.    CORPORATE FINANCIAL OBJECTIVES.    Before March 31 of each Plan Year, the Committee shall approve the Corporate Financial Objectives for the Plan Year, based on any one or more of the Qualified Business Criteria listed in Section 14.2 of the 2005 Incentive Plan, and shall set forth such Corporate Financial Objectives in one or more Schedules attached to this Plan document. The Corporate Financial Objectives for the 2005 Plan Year are based on Consolidated Adjusted EBITDA as a percentage of designated target levels applicable to different classes of Participants, as reflected in Schedules I, II and III. Such Schedules provide the formula for determining a Participant's Performance Bonus based on the level of achievement of Corporate Financial Objectives. As illustrated in the Schedules, a Participant's Individual Performance Rating may reduce, but not increase, his or her overall Performance Bonus, calculated as if the Corporate Financial Objectives were weighted at 100% of the Participant's bonus opportunity.

        5.4.    BUSINESS UNIT FINANCIAL OBJECTIVES.    Before March 31 of each Plan Year, the Committee shall approve the Business Unit Financial Objectives for the Plan Year, based on any one or more of the Qualified Business Criteria listed in Section 14.2 of the 2005 Incentive Plan, and shall set forth such Business Unit Financial Objectives in one or more Schedules attached to this Plan document. The Business Unit Financial Objectives for the 2005 Plan Year are based on Business Unit Adjusted EBITDA as a percentage of a designated target level applicable to Business Unit EVPs, as reflected in Schedule II. Schedule II provides the formula for determining a Participant's Performance Bonus based on the level of achievement of Business Unit Financial Objectives and Corporate Financial Objectives. As illustrated in Schedule II, a Participant's Individual Performance Rating may reduce, but not increase, his or her overall Performance Bonus, calculated as if the Corporate Financial Objectives were weighted at 100% of the Participant's bonus opportunity.

        5.5.    INDIVIDUAL PERFORMANCE RATINGS.    If Individual Performance Objectives are part of a Participant's Performance Objectives for a Plan Year, such Participant must complete an annual performance objectives scorecard, that details individual and team performance objectives that are unique to the Participant's job, team and/or function and describe how the achievement of these objectives will help ensure that the Company meets or exceeds the designated corporate Performance Objectives.

        The CEO will review and recommend to the Committee Individual Performance Ratings with respect to Participants who report directly to the CEO and who are assigned Individual Performance Objectives for a Plan Year and the supervisor will review and recommend to the CEO such ratings with respect to any Participant who does not report directly to the CEO. The Committee shall review and approve Individual Performance Ratings for all Participants. A Participant's Individual Performance Rating will be weighted as provided in the applicable Schedule and may decrease, but not increase, the total amount payable as a Performance Bonus, calculated as if the Corporate Financial Objectives were weighted at 100% of the Participant's bonus opportunity.

        5.6.    EXAMPLES.    Sample Performance Bonus calculations under various scenarios for the 2005 Plan Year are illustrated in Schedules I, II and III.

        5.7.    PAYOUT FORM AND TIMING.    Performance Bonuses will be paid within thirty days after the Committee determines whether and to what extent Performance Objectives were achieved, but no later than 75 days after the end of any Plan Year.

        5.8.    TERMINATION OF EMPLOYMENT.    In the event of a termination of employment prior to the end of the Plan Year, including by reason of death, Disability, Retirement or any other reason, the terms of the Participant's Employment Agreement with the Company, if any, will govern the calculation and payout of the Participant's Performance Bonus for the Plan Year in which such termination of employment occurs. In the absence of an Employment Agreement that addresses such matter, the Participant will be paid a Performance Bonus equal to the pro rata portion of the Target Bonus that would otherwise be payable as if the performance through the date of termination was the performance for the Plan Year, provided that the applicable Performance Objectives are met for the portion of the Plan Year during which the Participant was employed by the Company (for example, if actual performance through the date of termination represented 90% of target Performance Objectives for the Plan Year, the Participant would be entitled to a prorata portion of 90% of his or her Target Bonus and if the threshold level of performance was not achieved, no bonus would be paid). Any amounts paid on behalf of a deceased Participant will be paid to the Participant's Beneficiary. For terminations after the end of the Plan Year, but before payout from this Plan, payout will be made as though the termination had not occurred.

ARTICLE 6
AMENDMENT, MODIFICATION AND TERMINATION

        6.1.    AMENDMENT, MODIFICATION AND TERMINATION.    The Committee may, at any time and from time to time, amend, modify or terminate this Plan. The Committee may condition any amendment or modification on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations, including without limitation Code Section 162(m).

        6.2.    TERMINATION AFTER OR DURING PLAN YEAR.    Termination of this Plan after a Plan Year but before Performance Bonuses are paid for that Plan Year will not reduce Participants' rights to receive Performance Bonuses for the Plan Year. Termination or amendment of this Plan during a Plan Year may be retroactive to the beginning of the Plan Year, at the discretion of the Committee. If any amendment or termination occurs during a Plan Year, the Committee shall determine when and to what extent Performance Bonuses, if any, shall be paid for the portion of the Plan Year preceding the amendment or termination, provided that if a Change in Control occurs, no such amendment or termination may adversely affect amounts payable to a Participant without the consent of the Participant.

ARTICLE 7
GENERAL PROVISIONS

        7.1.    NO RIGHT TO PARTICIPATE.    No officer or employee shall have any right to be selected to participate in this Plan.

        7.2.    NO RIGHT TO EMPLOYMENT.    Nothing in this Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

        7.3.    WITHHOLDING.    The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.

        7.4.    FUNDING.    Benefits payable under this Plan to a Participant or to a Beneficiary will be paid by the Company from its general assets. The Company is not required to segregate on its books or otherwise establish any funding procedure for any amount to be used for the payment of benefits under this Plan. The Company may, however, in its sole discretion, set funds aside in investments to meet its anticipated obligations under this Plan. Any such action or set-aside may not be deemed to create a trust of any kind between the Company and any Participant or beneficiary or to constitute the funding of any Plan benefits. Consequently, any person entitled to a payment under this Plan will have no rights greater than the rights of any other unsecured creditor of the Company.

        7.5.    EXPENSES.    The expenses of administering this Plan shall be borne by the Company and its Subsidiaries.

        7.6.    TITLES AND HEADINGS.    The titles and headings of the Sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

        7.7.    GENDER AND NUMBER.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

        7.8.    GOVERNING LAW.    To the extent not governed by federal law, this Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

        7.9    2005 INCENTIVE PLAN CONTROLS.    This Plan is adopted pursuant to and shall be governed by and construed in accordance with the 2005 Incentive Plan. In the event of any actual or alleged conflict between the provisions of the 2005 Incentive Plan and the provisions of this Plan, the provisions of the 2005 Incentive Plan shall be controlling and determinative.

(continued on following page)

The foregoing is hereby acknowledged as being the Superior Essex Inc. 2005 Executive Bonus Plan as adopted by the Committee on February 23, 2005 and approved as to form by the Chair of the Committee on April 20, 2005.

SUPERIOR ESSEX INC.

By:	Barbara L. Blackford Executive Vice President, General Counsel and Corporate Secretary

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SUPERIOR ESSEX INC. 2005 EXECUTIVE BONUS PLAN
ARTICLE 1 ESTABLISHMENT OF PLAN
ARTICLE 2 DEFINITIONS
ARTICLE 3 ADMINISTRATION
ARTICLE 4 ELIGIBILITY
ARTICLE 5 OPERATION OF THE PLAN
ARTICLE 6 AMENDMENT, MODIFICATION AND TERMINATION
ARTICLE 7 GENERAL PROVISIONS